                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                       PREFERRED STOCK PURCHASE AGREEMENT

                  This Preferred Stock Purchase Agreement (this "Agreement") is
                                                                 ---------
made and entered into on June 29, 2001 by and among On Command Corporation, a Delaware corporation (the "Company"), and Ascent Entertainment Group, Inc., a
                           -------
Delaware corporation ("Buyer").
                       -----

                  WHEREAS, the Company desires to issue and sell, and Buyer desires to purchase shares of a newly issued series of the Company's Preferred Stock designated "Cumulative Convertible Redeemable Preferred Stock, Series D, par value $0.01 per share" ("Series D Preferred Stock"), subject to the terms
                             ------------------------
and conditions set forth herein; and

                  WHEREAS, the Series D Preferred Stock will be issued in separate subseries at each of the Closings (as defined below) specified in this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Purchase and Sale.
        -----------------

     1.1. Purchase and Sale of Purchased Shares. (a) Upon the terms and
          -------------------------------------
conditions contained herein, (i) at the Series D-1 Closing (as defined below), the Company shall issue, sell and deliver to Buyer up to 20,000 shares of a subseries of the Series D Preferred Stock, designated as the "Cumulative Convertible Redeemable Preferred Stock, Series D-1, par value $0.01 per share" ("Series D-1 Shares"), and Buyer shall purchase such shares for a purchase price
  -----------------
of $1,000 per share; (ii) at the Series D-2 Closing (as defined below), the Company shall issue, sell and deliver to Buyer up to 20,000 shares of a subseries of Series D Preferred Stock, designated as the "Cumulative Convertible Redeemable Preferred Stock, Series D-2, par value $0.01 per share" ("Series D-2
                                                                     ----------
Shares"), and Buyer shall purchase such shares for a purchase price of $1,000
------
per share; and (iii) at the Series D-3 Closing (as defined below), the Company shall issue, sell and deliver to Buyer up to 20,000 shares of a subseries of Series D Preferred Stock, designated as the "Cumulative Convertible Redeemable Preferred Stock, Series D-3, par value $0.01 per share" ("Series D-3 Shares"),
                                                          -----------------
and Buyer shall purchase such shares for a purchase price of $1,000 per share. The Series D-1 Shares, Series D-2 Shares and Series D-3 Shares are referred to herein collectively as the "Purchased Shares." The Series D-1 Closing, the
                            ----------------
Series D-2 Closing and the Series D-3 Closing are each hereinafter referred to as a "Closing."
      -------

     (b) At each Closing, the purchase price for the applicable subseries of Series D Preferred Stock being purchased shall be paid by wire transfer of immediately available funds to an account designated by the Company in writing
(i) two business days prior to the Series D-1 Closing and (ii) with respect to the Series D-2 Closing and the Series D-3 Closing, as specified in the Company Notice (as defined below).

     (c) The issuances, sales and deliveries set forth in Section 1.1(a) hereof shall be effected by the delivery to Buyer at each Closing of (i) the certificate or certificates representing the shares of the applicable subseries of Series D Preferred Stock being purchased at such Closing, issued in the name of Buyer or its designee and (ii) such other documents or instruments which may be necessary, or which Buyer may reasonably request, in order to effectively vest in Buyer good and marketable title to the share of the subseries of Series D Preferred Stock then being purchased, free and clear of all Liens (as defined below) and Restrictions (as defined below) other than Permitted Restrictions (as defined below).

     1.2. Closings. (a) The closing of the purchase and sale of the Series D-1
          --------
Shares (the "Series D-1 Closing") shall be held at the offices of Buyer, 9197
             ------------------
South Peoria Street, Englewood, Colorado 80112, or at such other place as the parties may agree, at 1:00 p.m., local time, on June 29, 2001, or at such other date and time as the parties may agree (the "Series D-1 Closing Date").
                                             -----------------------

         (b) The closing of the purchase and sale of the Series D-2 Shares (the "Series D-2 Closing") shall be held at the offices of Buyer, 9197 South Peoria
 ------------------
Street, Englewood, Colorado 80112, or at such other place as the parties may agree, at 1:00 p.m., local time, on the date specified in a Company Notice, or at such other date and time as the parties may agree (the "Series D-2 Closing
                                                           ------------------
Date"); provided, however, that such Series D-2 Closing Date shall be on a
        --------  -------
Business Day after the Series D-1 Closing Date and prior to September 30, 2001.

         (c) The closing of the purchase and sale of the Series D-3 Shares (the "Series D-3 Closing") shall be held at the offices of Buyer, 9197 South Peoria
 ------------------
Street, Englewood, Colorado 80112, or at such other place as the parties may agree, at 1:00 p.m., local time, on the date specified in a Company Notice, or at such other date and time as the parties may agree (the "Series D-3 Closing
                                                           ------------------
Date"; each of the Series D-1 Closing Date, the Series D-2 Closing Date and the
----
Series D-3 Closing Date is hereinafter sometimes referred to as a "Closing
                                                                   -------
Date"); provided, however, that such Series D-3 Closing Date shall be on a
----    --------  -------
Business Day after September 30, 2001 and prior to December 31, 2001.

         (d) "Company Notice" shall mean a written notice from the Company,
              --------------
signed by its Chief Financial Officer, to Buyer (i) specifying the proposed Closing Date of the Series D-2 Closing or Series D-3 Closing, as applicable, which specified date shall not be less than three (3) Business Days subsequent to the date such notice is delivered to Buyer, (ii) setting forth the number of shares of the subseries of Series D Preferred Stock to be purchased on such Closing Date and (iii) setting forth a revised representation as to the capitalization of the Company as of a date not more than 30 days prior to the proposed Closing Date, which representation shall be deemed to replace in its entirety the representation set forth in the second sentence of Section 2.4 with respect to such Closing.

     1.3. Conditions to Buyer's Obligation to Close. The obligations of Buyer to
          -----------------------------------------
acquire the applicable subseries of the Series D Preferred Stock at the applicable Closing shall be subject to the satisfaction or waiver in writing of the following conditions precedent:

         (a) All of the covenants to be performed by the Company prior to the applicable Closing shall have been performed in all material respects on or before such Closing Date;

         (b) The representations and warranties of the Company contained herein shall, if qualified by materiality, be true and correct, and if not so qualified, be true and correct in all material respects, in each case on and as of the applicable Closing Date as though they had been made on and as of such Closing Date; provided that for purposes of this Section 1.3(b) the
              --------
representation set forth in the second sentence of Section 2.4 shall be deemed replaced in its entirety with the corresponding representation set forth in the Company Notice applicable to such Closing;

         (c) Buyer shall have received a certificate of an executive officer of the Company, dated as of the applicable Closing Date, evidencing compliance with the conditions set forth in Sections 1.3(a) and 1.3(b);

         (d) No permanent or preliminary injunction or restraining order or other order by any governmental authority, or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby as provided herein shall be in effect and no action shall have taken place and remain in effect which seeks to obtain damages against Buyer or the Company in connection with the transactions contemplated by this Agreement;

         (e) With respect to the Series D-2 Closing and the Series D-3 Closing, the purchase and sale of the applicable subseries of Series D Preferred Stock which was to have occurred prior to the applicable Closing shall have occurred in accordance with the terms of this Agreement; and

         (f) With respect to the Series D-2 Closing and the Series D-3 Closing, the Company shall be a Subsidiary of Liberty Media Corporation at the applicable Closing.


     1.4. Conditions to the Company's Obligation to Close. The obligations of
          -----------------------------------------------
the Company to sell the applicable subseries of the Series D Preferred Stock at the applicable Closing shall be subject to the satisfaction or waiver in writing of the following conditions precedent:

         (a) The representations and warranties of Buyer contained herein shall, if qualified by materiality, be true and correct, and if not so qualified, be true and correct in all material respects in each case on and as of the applicable Closing Date, as though they had been made on and as of such Closing Date;

         (b) The Company shall have received a certificate of an executive officer of the Buyer, dated as of the applicable Closing Date, evidencing compliance with the conditions set forth in Sections 1.4(a); and

         (c) No permanent or preliminary injunction or restraining order or other order by any governmental authority, or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby as provided herein shall be in effect and no action shall have taken place and remain in effect which seeks to obtain damages against Buyer or the Company in connection with the transactions contemplated by this Agreement.

     2. Representations and Warranties of the Company. The Company represents
        ---------------------------------------------
and warrants to Buyer as of the date hereof and as of the applicable Closing Date, as follows:

     2.1. Authority. (a) The Company is a corporation duly organized, validly
          ---------
existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to conduct its business as now being conducted and to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

         (b) The Certificate of Designations establishing the rights and preferences of the shares of Series D Preferred Stock (the "Certificate of
                                                            --------------
Designations") has been approved by the Company's Board of Directors in
------------
accordance with the Company's Amended and Restated Certificate of Incorporation and Delaware law and, prior to the Series D-1 Closing will have been duly filed and become effective under Delaware law.

     2.2. Issuance of Shares. The shares of the subseries of the Series D
          ------------------
Preferred Stock to be issued and purchased at the applicable Closing, upon issuance and delivery against payment therefor at such Closing in accordance with the terms and conditions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, will possess all of the rights, privileges and preferences provided therefor in the Certificate of Designations, will be free of all Liens and Restrictions other than Permitted Restrictions, and will not be issued in violation of any preemptive rights.

     2.3. Binding Agreement. This Agreement has been duly executed and delivered
          -----------------
by the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except insofar as enforceability may be limited by principles governing the availability of equitable remedies.

     2.4. Capitalization. At the date hereof, the authorized capital stock of
          --------------
Company consists of (a) 150,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and (b) 10,000,000 shares of preferred stock, par value
        ------------
$.01 per share ("Preferred Stock"). As of the close of business on May 11, 2001,
                 ---------------
(i) 30,843,065 shares of Common Stock were issued and outstanding, (ii) 38,500 shares of Preferred Stock were issued and outstanding, 13,500 of which had been designated as "Convertible Participating Preferred Stock, Series A, par value $.01 per share" ("Series A Preferred Stock"), 15,000 of which had been
                  ------------------------

designated as "Cumulative Redeemable Preferred Stock, Series B, par value $.01 per share" ("Series B Preferred Stock"), and 10,000 of which had been designated
             ------------------------
as "Cumulative Redeemable Preferred Stock, Series C, par value $.01 per share" ("Series C Preferred Stock") and (iii) an aggregate of 12,708,025 shares of
  ------------------------
Common Stock were reserved for issuance upon the exercise, exchange or conversion of securities which are convertible into (including the Series A Preferred Stock) or exercisable or exchangeable for Common Stock, and no shares of Common Stock were held (x) by the Company in its treasury or (y) by any Subsidiary of Company. Except as specified in this Section 2.4, there are no subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character to or by which the Company is a party or is bound which, directly or indirectly, obligate Company to issue, sell or deliver or cause to be issued, sold or delivered any shares of Common Stock or Preferred Stock or any other capital stock or equity interest of Company or any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for, any such shares or interests, or obligating Company to grant, extend or enter into any such subscription, option, warrant, call or right. All issued and outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have been validly issued and are fully paid and nonassessable, are not subject to and have not been issued in violation of any preemptive rights and have not been issued in violation of any Federal or state securities laws.

     2.5. No Violation. None of the execution or delivery by the Company of this
          ------------
Agreement, the performance by the Company of its obligations hereunder, nor the consummation of the transactions contemplated hereby (i) has resulted or will result (with or without notice, lapse of time or otherwise) in a breach of the terms or conditions of, a default under, a conflict with, or the acceleration of (or the creation in any person of any right to cause the acceleration of) any performance or any increase in any payment required by, or the termination, suspension, modification, impairment or forfeiture (or the creation in any person of any right to cause the termination, suspension, modification, impairment or forfeiture) of any material rights or privileges of the Company under (A) the certificate of incorporation, bylaws or other constituent documents of the Company, (B) any agreement, contract, arrangement or understanding, written or oral (collectively, "Contract"), or any judgment,
                                               --------
writ, order or decree (collectively, "Judgment") to which the Company is a party
                                      --------
or by or to which the Company, its properties, assets or business or any of the Purchased Shares being sold by the Company are or may be subject, bound or affected or (C) any applicable law, rule or regulation (collectively, "Law");
                                                                       ---

(ii) has resulted or will result (with or without notice, lapse of time or otherwise) in the creation, imposition, or foreclosure of or right to exercise or foreclose any Lien or Restriction of any nature whatsoever upon or in any of
(A) the assets of the Company (other than the Purchased Shares being sold by the Company) or (B) the Purchased Shares; or (iii) assuming that the issuance, sale and delivery to Buyer of the Purchased Shares is a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities
                                                                ----------
Act"), and from qualification or registration under applicable state securities
---
laws, requires or will require the Companyto make any filing with, to give any notice to or to obtain any permit, authorization, consent or approval of any person.

     2.6. Proceedings. Except as set forth in the Company SEC Reports (as
          -----------

defined below) publicly filed with the Securities and Exchange Commission (the "SEC") prior to the date of this Agreement, there is no action, suit,
 ---
investigation or proceeding, governmental or otherwise ("Proceeding"), pending
                                                         ----------
or, to the Company's knowledge, threatened against the Company or its affiliates, directors, officers, employees or agents which has a reasonable likelihood of having a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or on the ability of the Company to perform its obligations under this Agreement or with respect to the Purchased Shares, nor is there any basis for any such Proceeding known to the Company.

     2.7. No Brokers. None of the Company, its affiliates or any of their
          ----------
respective directors, officers, employees or agents, as such, have entered into any Contract with any person which will result in the obligation of Buyer to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     2.8. SEC Filings; Financial Statements.
          ---------------------------------

         (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1999, and has heretofore made available to Buyer, in the form filed with the SEC (excluding any exhibits thereto), (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 1999 and 2000, (ii) its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000, September 30, 2000 and March 31, 2001, (iii) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held on or after December 31, 1999, and
(iv) all other forms, reports and other registration statements, including any and all amendments or supplements to any of the items referred to herein, filed by the Company with the SEC since December 31, 1999 (the forms, reports and other documents referred to in clauses (i), (ii), (iii) and (iv) above being referred to herein, collectively, as the "Company SEC Reports"). The Company SEC ------------------- Reports (x) were prepared in accordance with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as ------------ the case may be, and the rules and regulations thereunder, and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each fairly presented the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount). Since December 31, 2000, there has been no change in any of the significant accounting (including tax accounting) policies, practices or procedures of the Company or any of its Subsidiaries.

         (c) Except as and to the extent set forth in the Company SEC Reports publicly filed with the SEC prior to the date of this Agreement, the Company and its Subsidiaries have not incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), other than liabilities and obligations which have been incurred in the ordinary course of business.

     2.9. Absence of Certain Changes and Events. Except as disclosed in the
          -------------------------------------
Company SEC Reports publicly filed with the SEC prior to the date of this Agreement, since December 31, 2000, (a) the Company and the its Subsidiaries have conducted their respective businesses only in the ordinary course and (b) there has not been any material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     3. Representations, Warranties and Covenants of Buyer. Buyer represents and
        --------------------------------------------------
warrants to the Company as of the date hereof and as of the applicable Closing Date, as follows:

     3.1. Authority. Buyer is a corporation duly organized, validly existing and
          ---------
in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business and operations as now being conducted and to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer.

     3.2. Binding Agreement. This Agreement has been duly executed and delivered
          -----------------
by Buyer and is a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except insofar as enforceability may be limited by principles governing the availability of equitable remedies.

     3.3. No Violations. Except, as to clauses (ii), (iii), and (iv) below, as
          -------------
would not have, individually or in the aggregate, a material adverse effect on Buyer's ability to perform its obligations hereunder, none of the execution or delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder or the consummation of the transactions contemplated hereby will (i) violate or conflict with any term or provision of the certificate of incorporation or bylaws (or other constituent documents) of Buyer, (ii) violate any provision of any Law or Judgment applicable to Buyer or by which any of its properties or assets are bound or affected, (iii) require any consent, approval, filing or notice under any provision of any Law or Judgment applicable to Buyer, or (iv) require any consent, approval or notice under, or violate, or be in conflict with, or constitute a breach of or default under (with or without the giving of notice or the lapse of time or both), or permit the termination of any provision of, or result in the acceleration of (or give anyone the right to accelerate) the maturity or performance of any obligation of Buyer under, any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or commitment to which Buyer is a party or by which Buyer, or any of its assets or properties are bound or encumbered.

     3.4. No Brokers. None of Buyer, its affiliates or any of their respective
          ----------
directors, officers, employees or agents, as such have entered into any Contract with any person which will result in the obligation of the Company to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     3.5. Investment Representations and Covenants.
          ----------------------------------------

         (a) Buyer acknowledges that it is acquiring the shares of the subseries of the Series D Preferred Stock to be purchased by it on the applicable Closing Date solely for Buyer's own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of such shares. Buyer understands that the Purchased Shares have not been registered under the Securities Act or registered or qualified under any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon Buyer's investment intent and on the other representations made by Buyer in this Purchase Agreement. Buyer understands that the Company is relying upon Buyer's representations and agreements contained in this Purchase Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (b) Buyer agrees that (i) Buyer will not sell, assign, pledge, give, transfer or otherwise dispose of the Purchased Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless such transaction is pursuant to a registration of the Purchased Shares under the Securities Act and all applicable state securities laws or a transaction that is exempt from the registration provisions of the Securities Act and all applicable state securities laws, (ii) the certificate(s) representing the Purchased Shares bear a legend making reference to the foregoing restrictions, and (iii) the Company and any transfer agent for the Purchased Shares shall not be required to register or give effect to any purported transfer of the Purchased Shares except upon evidence of compliance with the foregoing restrictions.

     4.   Indemnification.
          ---------------

     4.1. Mutual Indemnification.
          ----------------------

         (a) Subject to written notice of such claim for indemnification being given to such party within the appropriate survival period referred to in
Section 4.2 and further subject to the proviso set forth in clause (ii) below, the Company covenants and agrees to indemnify, defend and hold harmless Buyer and its affiliates and their respective stockholders, directors, officers, employees, agents, successors and assigns, and Buyer covenants and agrees to indemnify, defend and hold harmless the Company and its affiliates and their respective stockholders, directors, officers, employees, agents, successors and assigns from and against:

         (i) all losses, damages, liabilities, deficiencies, obligations, costs and expenses resulting from or arising out of any misrepresentation or breach of warranty or any nonperformance or breach of any covenant or agreement of such indemnifying party contained in this Agreement; and

         (ii) all claims, actions, suits, proceedings, demands, Judgments, assessments, fines, interest, penalties, costs and expenses (including, without limitation, settlement costs and reasonable legal, accounting, experts and other fees, costs and expenses) incident or relating to or resulting from any of the foregoing.

         (b) Any party entitled to indemnification under Section 4.1(a) (an "indemnified party") seeking indemnification from a party obligated to indemnify
 -----------------
such party under Section 4.1(a) (an "indemnifying party") shall give prompt
                                     ------------------
notice to the indemnifying party of any claim as to which indemnification is sought and will give the indemnifying party the right to participate in and, if it so desires, to control, at its own expense, the conduct of the defense of any such claim and any litigation arising out of such claim, with counsel reasonably satisfactory to the indemnified party. Notwithstanding an indemnifying party's election to assume control of the defense of such claim, the indemnified party shall have the right to employ separate counsel and to participate in the defense of such claim, and the indemnifying party shall bear the reasonable fees and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such claim include both the indemnifying party and the indemnified party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party) or (iii) the indemnifying party has failed to retain counsel reasonably satisfactory to the indemnified party within a reasonable time of the notice of the claim. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld. If an indemnifying party assumes the defense of a claim, no settlement thereof may be effected without the indemnified party's consent unless the sole relief is monetary damages that are to be paid in full by the indemnifying party and there is no finding or admission of any violation of law.

     4.2. Survival of Representations and Warranties. The representations and
          ------------------------------------------

warranties contained in or made pursuant to this Agreement shall survive the applicable Closing at which they are made or deemed to be made and will remain in full force and effect for a period of twelve (12) months after the applicable Closing Date at which such representations and warranties were made or deemed to be made; provided that the Company's representations and warranties set forth in Sections 2.1, 2.2 and 2.3 shall survive indefinitely.

     5.   Miscellaneous.
          -------------

     5.1. Governing Law. This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws.

     5.2. Definitions. As used in this Agreement, the following terms have the
          -----------
following meanings:


          (a) "Business Day". Any day other than a Saturday, Sunday or a day on
               ------------
which banking institutions in Denver, Colorado are not required to be open.

          (b) "Lien" shall mean any security interest, lien, claim, charge,
               ----
restrictive agreement, pledge, adverse interest or other encumbrance of any kind.

          (c) "Permitted Restriction", with respect to the Purchased Shares,
               ---------------------
as the case may be, shall mean Restrictions (i) on the transfer of such shares under applicable federal and state securities laws or (ii) applicable to such shares created by Buyer.


          (d) "person" shall mean and include any individual, partnership, joint
               ------
venture, corporation, trust, unincorporated organization or association or any other entity or association of any kind and any governmental or regulatory authority, federal, state, local or foreign government, any political subdivision of any thereof and any court, panel, judge, board, bureau, commission, agency or other entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.


          (e) "Restriction", with respect to any capital stock or other
               -----------
security, shall mean any voting or other trust or agreement, option, warrant, escrow arrangement, proxy, buy-sell agreement, power of attorney, stockholders' agreement or other Contract, any Judgment or any Law which, conditionally or unconditionally, (i) grants to any person the right to purchase or otherwise acquire, or obligates any person to sell or otherwise dispose of or issue, or otherwise results or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, may result in any person acquiring
(A) any of such capital stock or other security, (B) any of the proceeds of, or any distributions paid or which are or may become payable with respect to, any of such capital stock or other security, or (C) any interest in such capital stock or other security or any such proceeds or distributions; (ii) restricts or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, may restrict the transfer or voting of, or the exercise of any rights or the enjoyment of any benefits arising by reason of ownership of, any of such capital stock or other security or any such proceeds or distributions; or (iii) creates or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, may create a Lien or purported Lien affecting such capital stock or other security, proceeds or distributions.


          (f) "Subsidiary" means, with respect to any person, (i) a corporation
               ----------
a majority of the voting power of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (ii) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership and has the power to direct the policies and management of such partnership or (iii) any other person in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (A) at least a majority ownership interest or (B) the power to elect or direct the election of a majority of the members of the board of directors or other governing body of such person.

     5.3. Expenses. The Company agrees to pay all expenses incurred by Buyer in
          --------
connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including all fees and disbursements of its legal counsel and the payment of any stock transfer or stamp taxes.

     5.4. Restrictive Legend. Buyer acknowledges and agrees that each
          ------------------
certificate representing the Purchased Shares will (unless the Purchased Shares evidenced by such certificate shall have been registered under the Securities
Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any additional legend required under applicable state securities laws):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, UNLESS SO REGISTERED, THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION."

     5.5. Counterparts. This Agreement may be executed in several counterparts
          ------------
and as so executed shall constitute one agreement binding on the parties hereto.

     5.6. Further Actions After the Closings. (a) During the period from the
          ----------------------------------
date hereof to the date of the Series D-3 Closing, the Company shall deliver to Buyer within two (2) Business Days of the date of filing with the SEC a copy of each form, report and document filed by the Company with the SEC after the date hereof.

          (b) If, subsequent to any Closing Date, further documents are reasonably requested in order to carry out the provisions and purposes of this Agreement, the parties hereto shall execute and deliver such further documents.


     5.7. Severability. In the event that any part or parts of this Agreement
          ------------
shall be held to be unenforceable to its or their full extent, then it is the intention of the parties hereto that such part or parts shall be enforced to the full extent permitted under the laws, and, in any event, that all other parts of this Agreement shall remain valid and fully enforceable as if the unenforceable part or parts had never been a part hereof.

     5.8. Amendments. This Agreement may be amended only by written instrument
          ----------
signed by all parties.

     5.9. Notices. Any notice or other communication required or contemplated by
          -------
the terms of this Agreement shall be delivered in person or sent by telecopy, overnight courier, or registered or certified mail, postage prepaid, return receipt requested. Any such notice or other communication shall be addressed to the intended recipient at the address set forth below such party's signature on the signature page hereof, or at such other address of which such party shall have given notice as herein provided. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

     5.10. Assignment. Neither this Agreement nor any of the rights, interests
           ----------
or obligations of a party hereunder may be assigned to any person (whether by operation of law or otherwise) without the prior written consent of the other party; provided, that Buyer may assign, without the consent of the Company, its
       --------
rights and obligations hereunder to any affiliate of Buyer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

     5.11. Entire Agreement. The provisions of this Agreement set forth the
           ----------------
complete understanding and intention of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings, whether written or oral, relating to the subject matter hereof.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

                                  ON COMMAND CORPORATION


                                  By:  /s/  William D. Myers
                                       ____________________________
                                       Name:  William D. Myers
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                  Address for Notices:

                                  7900 East Union Avenue
                                  Tower III
                                  Denver, CO 80237
                                  Attention:  Pamela Strauss



                                  ASCENT ENTERTAINMENT GROUP, INC.



                                  By:  /s/  Gary S. Howard
                                       ____________________________
                                       Name:  Gary S. Howard
                                       Title: Executive Vice President and Chief
                                              Operating Officer

                                  Address for Notices:

                                  c/o Liberty Media Corporation
                                  9197 South Peoria Street
                                  Englewood, Colorado 80112
                                  Attention:  Elizabeth M. Markowski